Prospectus November 3, 2025

Wisdom Short Duration Income ETF

(formerly Wisdom Short Duration Income Fund)

Ticker Symbol: WISD

Principal U.S. Listing Exchange for the Fund: NYSE Arca, Inc.
(the “Exchange”)

A series of the Spend Life Wisely Funds Investment Trust

(formerly Ranger Funds Investment Trust)

www.thewisdomfunds.com
phone: 1-866-969-5885

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY: WISDOM SHORT DURATION INCOME ETF

INVESTMENT OBJECTIVE

The Fund seeks to preserve capital and provide liquidity while generating an optimal level of risk managed income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or the examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.40%
Distribution (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses(3)	0.02%
Total Annual Fund Operating Expenses	0.42%

(1)	Pursuant to a management agreement with a unitary style fee, the adviser pays all operating expenses of the Fund other than borrowing costs, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, and extraordinary expenses. The management fee is subject to breakpoints such that fees are 0.40% on the first $500 million, 0.35% on the next $500 million, and 0.30% on amounts over $1 billion.

(2)	Other expenses are based on estimated amounts for the current fiscal year.

(3)	Acquired Fund Fees and Expenses are indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund and does not include the indirect costs of investing in other investment companies.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$43	$135	$235	$530

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s initial partial fiscal year (December 19, 2024, through July 31, 2025) the Fund’s portfolio turnover rate was 69.84% of the average value of its portfolio. During this time period, the Fund operated as a traditional mutual fund rather than as an exchange traded fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF. The Fund invests primarily in various types of fixed income securities of varying maturities and credit quality. The Fund seeks value across different sectors and geographies using a wide range of instruments to capitalize on investment opportunities to maximize current income and provide low volatility. However, the Fund expects to continue to have significant portfolio exposure to securities of companies in the financial services sector.

The types of fixed income instruments in which the Fund will invest are bonds, debt securities, and other similar instruments issued by U.S. and foreign public- or private-sector entities. Such instruments include investment grade fixed income securities, below investment grade fixed income securities (commonly known as junk bonds or high-yield debt), commercial paper, mortgage-backed securities, and floating rate securities. In addition, the Fund may invest up to 30% of its net assets in asset-backed securities (including collateralized loan obligations (“CLOs”)) that are rated investment grade or of similar quality as determined by the Fund’s adviser. The Fund intends to generally invest 15% or less of its net assets in below investment grade fixed income securities. Below investment grade fixed income securities are those rated below Baa3 by Moody’s Investors Service or equivalently by another nationally recognized statistical rating organization.

Under normal circumstances, the Fund seeks to maintain a duration of one year or less, although under certain market conditions, such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than one year. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

The Fund may invest up to 50% of its total assets in securities denominated in foreign currencies, including emerging markets, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging markets. The Fund will normally limit its foreign currency exchange exposure to 10% of its total assets.

The Fund may employ derivatives to hedge the Fund’s interest rate risk and foreign currency risk. Interest rate risk will be hedged through the use of treasury and bond futures and foreign currency risk will be hedged with cross currency swaps, interest rate swaps and credit default swaps.

The Fund engages in active and frequent trading of its portfolio securities.

PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund is not intended to be a complete investment program. Generally, the Fund will be subject to the following principal risks:

Fixed Income Risk. The value of the Fund’s investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities and derivatives generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.

Interest Rate Risk. Fixed income securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Floating Rate Risk. Changes in short-term market interest rates will directly affect the yield on investments in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. This contrasts with the Fund’s investments in fixed rate instruments, where a rise in interest rates generally causes values to fall.

High Yield Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, are speculative and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Credit Risk. The issuer of a fixed income security may not be able to make interest or principal payments when due. Generally, the lower the credit rating of a security, the greater the risk is that the issuer will default on its obligation.

Government-Sponsored Entities Risk. The Fund invests in securities issued or guaranteed by government-sponsored entities, but these securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.

Management Risk. The value of your investment may go down if the investment adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Emerging Market Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The market for the securities of issuers in emerging market typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.

Foreign Currency Risk. Currency market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

Sovereign Debt Risk. The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered relatively low risk. However, investments in foreign sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in foreign sovereign debt it may be subject to currency risk.

Mortgage-Backed Securities Risk. U.S. government agency and non-agency mortgage-backed securities are classified generally as either commercial mortgage-backed securities or residential mortgage-backed securities, each of which is subject to certain specific risks. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. These risks may reduce the Fund’s returns. In addition, investments in mortgage-backed securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Asset-Backed Securities Risk. Asset-backed securities are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase, and the Fund may have to reinvest prepayment proceeds at a lower interest rate.

CLO Risk. CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as an asset class. The risks of investing in CLOs depend largely on the seniority of the tranche, remaining credit support for that tranche, and the type of the underlying loans in the CLO.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. The risk that, during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Fund to reinvest its assets in securities with lower yields, resulting in a decline in the Fund’s income or return potential.

Geographic Concentration Risk. To the extent that the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

Sector Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by higher borrower default rates, changes in interest rates, leverage, and increased government regulation.

Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Limited History of Operations Risk and New Adviser Risk. The Fund and its adviser are each recently formed and have a limited history of operations for investors to evaluate. As a result, investors do not have a long track record from which to judge the adviser, and the adviser may not achieve the intended result in managing the Fund.

Portfolio Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs.

Derivatives Risk. The Fund may use futures and swaps to or hedge against interest rate risk and foreign currency risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Leverage Risk. Derivatives have embedded leverage, which will magnify the Fund’s gains or losses, making returns more volatile.

Swaps Risk. These risks include (i) the risk that the counterparty to a swap transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on a Fund’s share price.

Counterparty Risk. The Fund may lose money if a counterparty does not meet its contractual obligations. With respect to swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or shareholder data (including private shareholder information), or proprietary information, cause the Fund or its service providers (including, but not limited to, the Fund’s investment adviser, any sub-adviser(s), transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent Fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the Fund or their investment in the Fund. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.

Valuation Risk. The risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or the security.

ETF Structure Risk. The Fund is structured as an ETF. As a result, the Fund is subject to the special risks, including:

●	Cash Transaction Risk. The Fund expects to effect its creations and redemptions for cash rather than in-kind securities. Purchases and redemptions of creation units that are made with cash, rather than through in-kind delivery of portfolio securities cause the Fund to incur additional costs including brokerage costs and taxable capital gains or losses that the Fund may not have incurred if the Fund had made redemptions in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s net asset value.

●	Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares. These trading issues may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV, as well as deviations between current pricing of an underlying security and the prices at which the underlying securities are valued for purposes of the Fund’s NAV.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the bid-ask spread). There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role of market making in Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV, as well as deviations between current pricing of an underlying security and the prices at which the underlying securities are valued for purposes of the Fund’s NAV.

●	International Closed Market Trading Risk. To the extent the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and the prices at which the underlying securities are valued for purposes of the Fund’s NAV. Events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

PERFORMANCE

Because the Fund has less than a calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.thewisdomfunds.com or by calling 1-866-969-5885.

MANAGEMENT OF THE FUND

Investment Adviser

Wisdom Fixed Income Management, LLC

Portfolio Manager

Vincent Ahn, a portfolio manager of the adviser, has served as the Fund’s portfolio manager since it commenced operations in 2024. From the commencement of investment operations on December 19, 2024, through October 31, 2025, the Fund operated as a traditional mutual fund rather than as an exchange traded fund.

PURCHASE AND SALE OF FUND SHARES

Authorized Participants

The Fund issues and redeems Shares at NAV only in a large, specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with authorized participants (“Authorized Participants”) which have entered into contractual arrangements with the Fund’s distributor (“Distributor”). Creation Unit transactions are typically conducted in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or cash.

Investors

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on the Exchange and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL Information ABOUT Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings AND CYBERSECURITY

Investment Objective

The Fund’s investment objective is to seek to preserve capital and provide liquidity while generating an optimal level of risk managed income. The Fund’s investment objective may be changed by the Board of Trustees (the “Board” or “Trustees”) of the Trust without shareholder approval upon prior written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed ETF. The Fund seeks to preserve capital and provide liquidity while generating an optimal level of current income and providing low volatility. To achieve this, the Fund invests primarily in various types of fixed income securities of varying maturities and credit quality, including short-duration bonds globally, while hedging against non-US interest rate and non-U.S. currency risk. The Fund seeks to take advantage of market mispricing and dislocations caused by structural inefficiencies in the fixed income market including: (1) the bias of cash bond indices towards securities from North America and Asia; and (2) compositional bias in bond indices towards historical benchmark performance and structure. The Fund uses robust fundamental and relative value analysis to select the credit that best aligns with the Fund’s capital preservation bias and maintains an adaptive view on duration while identifying high-quality credit opportunities within blue chip companies, globally systematic banks, and other companies that are globally and systematically important to their respective country (i.e., companies that are only likely to fail if the country itself fails). Furthermore, the Fund expects to continue to have significant portfolio exposure to securities of companies in the financial services sector.

The Fund is actively managed and does not manage to or seek to replicate the performance of an index. Typically, the Fund will sell or dispose of investments when they meet their profit or price targets or in response to shifting market conditions. Free from benchmark constraints, the Fund invests across global fixed income markets, actively managing to avoid areas of the market the Fund believes have higher downside risk. The Fund engages in active and frequent trading of its portfolio securities.

The types of fixed income instruments in which the Fund will invest in bonds, debt securities, and other similar instruments issued by U.S. and foreign public- or private-sector entities. Such instruments include investment grade fixed income securities, below investment grade fixed income securities (commonly known as junk bonds or high-yield debt), commercial paper, mortgage-backed securities, and floating rate securities. In addition, the Fund may invest up to 30% of its net assets in asset-backed securities (including collateralized loan obligations (“CLOs”)) that are rated investment grade or of similar quality as determined by the Fund’s adviser. The Fund intends to generally invest 15% or less of its net assets in below investment grade fixed income securities. Below investment grade fixed income securities are those rated below Baa3 by Moody’s Investors Service or equivalently by another nationally recognized statistical rating organization. The Fund may also invest in cash or cash equivalents such as commercial paper, repurchase agreements and other short-duration fixed-income securities.

Under normal circumstances, the Fund seeks to maintain a duration of one year or less, although under certain market conditions, such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than one year. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of fixed income securities with an average duration of one year would generally be expected to decline by approximately 1.0% if interest rates rose by one percentage point. The average duration of the Fund’s investment portfolio may vary from time to time, and there is no assurance that the duration of the Fund’s investment portfolio will not exceed one year.

The Fund may invest up to 50% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging markets. The Fund will normally limit its foreign currency exchange exposure to 10% of its total assets. Under normal circumstances, the Fund seeks to hedge against any investments in securities denominated in foreign currencies.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund is not intended to be a complete investment program. Generally, the Fund will be subject to the following principal risks:

Fixed Income Risk. The value of the Fund’s investments in fixed income securities and derivatives will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and derivatives owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities and derivatives generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.

Interest Rate Risk. Fixed income securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Floating Rate Risk. Changes in short-term market interest rates will directly affect the yield on investments in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. This contrasts with the Fund’s investments in fixed rate instruments, where a rise in interest rates generally causes values to fall.

High Yield Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, are speculative and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Credit Risk. The issuer of a fixed income security may not be able to make interest or principal payments when due. Generally, the lower the credit rating of a security, the greater the risk is that the issuer will default on its obligation.

Government-Sponsored Entities Risk. The Fund invests in securities issued or guaranteed by government-sponsored entities, but these securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.

Management Risk. The value of your investment may go down if the investment adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause a Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund. The COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, a Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Emerging Market Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The market for the securities of issuers in emerging market typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.

Foreign Currency Risk. Currency market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

Sovereign Debt Risk. The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered relatively low risk. However, investments in foreign sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in foreign sovereign debt it may be subject to currency risk.

Mortgage-Backed Securities Risk. U.S. government agency and non-agency mortgage-backed securities are classified generally as either commercial mortgage-backed securities or residential mortgage-backed securities, each of which is subject to certain specific risks. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. These risks may reduce the Fund’s returns. In addition, investments in mortgage-backed securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Asset-Backed Securities Risk. Asset-backed securities are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase, and the Fund may have to reinvest prepayment proceeds at a lower interest rate.

CLO Risk. CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as an asset class. The risks of investing in CLOs depend largely on the seniority of the tranche, remaining credit support for that tranche, and the type of the underlying loans in the CLO. CLOs are also subject to interest rate risk.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. The risk that, during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Fund to reinvest its assets in securities with lower yields, resulting in a decline in the Fund’s income or return potential.

Geographic Concentration Risk. To the extent that the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

Sector Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Financial Sector Risk. Performance of companies in the financial sector may be adversely impacted by the rate of corporate and consumer debt defaults; decreased lending rates and/or increased costs of funding; leverage; increased governmental limitations on loans, other financial commitments, product lines and other operations; and increased competition.

Issuer-Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Limited History of Operations Risk and New Adviser Risk. The Fund and its adviser are each recently formed and have a limited history of operations for investors to evaluate. As a result, investors do not have a long track record from which to judge the adviser, and the adviser may not achieve the intended result in managing the Fund.

Portfolio Turnover Risk. A higher portfolio turnover may result in higher transactional and brokerage costs.

Derivatives Risk. The Fund may use futures and swaps to or hedge against interest rate risk and foreign currency risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Leverage Risk. Derivatives have embedded leverage, which will magnify the Fund’s gains or losses, making returns more volatile.

Swaps Risk. These risks include (i) the risk that the counterparty to a swap transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on a Fund’s share price.

Counterparty Risk. The Fund may lose money if a counterparty does not meet its contractual obligations. With respect to swap agreements, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or shareholder data (including private shareholder information), or proprietary information, cause a Fund or its service providers (including, but not limited to, the Fund’s investment adviser, any sub-adviser(s), transfer agent, distributor, custodian, fund accounting agent and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent Fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding a Fund or their investment in a Fund. Cybersecurity incidents may result in financial losses to a Fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents.

Valuation Risk. The risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or the security.

ETF Structure Risk. The Fund is structured as an ETF. As a result, the Fund is subject to the special risks, including:

●	Cash Transaction Risk. The Fund expects to effect its creations and redemptions for cash rather than in-kind securities. Purchases and redemptions of creation units that are made with cash, rather than through in-kind delivery of portfolio securities cause the Fund to incur additional costs including brokerage costs and taxable capital gains or losses that the Fund may not have incurred if the Fund had made redemptions in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s net asset value.

●	Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares. These trading issues may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV, as well as deviations between current pricing of an underlying security and the prices at which the underlying securities are valued for purposes of the Fund’s NAV.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the bid-ask spread). There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role of market making in Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV as well as deviations between current pricing of an underlying security and the prices at which the underlying securities are valued for purposes of the Fund’s NAV.

●	International Closed Market Trading Risk. To the extent the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and the prices at which the underlying securities are valued for purposes of the Fund’s NAV. Events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Portfolio Holdings Disclosure: A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

Cybersecurity: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Wisdom Fixed Income Management, LLC, 1845 Woodall Rodgers Fwy, Suite 1000, Dallas, Texas 75201, serves as investment adviser to the Fund. The adviser provides investment management services to institutional investors such as pooled investment vehicles. As of the date of this registration statement, the adviser had approximately $400 million in assets under management. Wisdom Fixed Income Management, LLC is wholly owned by Ranger Asset Management Company, LLC, a wholly owned subsidiary of First United Bank and Trust.

Pursuant to a management agreement with a unitary style fee, the adviser is entitled to receive a monthly unitary management fee at an annual rate of 0.40% of the Fund’s average daily net assets. However, the management fee is subject to breakpoints such that fees are 0.40% on the first $500 million, 0.35% on the next $500 million, and 0.30% on amounts over $1 billion.

Under a unitary fee structure, the adviser is responsible for paying substantially all the operating expenses of the Fund, excluding borrowing costs, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, and extraordinary expenses.

Portfolio Manager. Vincent Ahn, a portfolio manager of the adviser is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Ahn has been a portfolio manager with the adviser since June 2024. Prior to that, he served as a portfolio manager for Janus Henderson Investors U.S. from April 2017 to June 2024. Mr. Ahn also holds an MS in Finance from Georgetown University’s McDonough School of Business and a BA in Economics and Political Science from the University of California – Irvine. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

Disclosure Regarding Investment Management Agreement Approval. A discussion regarding the basis for the Board of Trustees’ prior approval of the management agreement with respect to the Fund is available in the Fund’s semi-annual report for the six months ending January 31, 2025; and a discussion regarding the approval of an amendment to the management agreement is available in the Fund’s annual report for the period ending July 31, 2025 You may obtain a copy of the Fund’s shareholder reports, without charge, upon request to the Fund.

BOARD OF TRUSTEES

The Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on June 21, 2011. The Board supervises the operations of the Fund according to applicable state and federal law and is responsible for the overall management of the Fund’s business affairs.

ADMINISTRATOR

Paralel Technologies LLC (the “Administrator”), located at 1700 Broadway, Suite 1850 Denver, Colorado 80290 serves as the Fund’s administrator, and fund accounting agent. Management and administrative services provided to the Fund by the Administrator include: (i) providing office space, equipment and officers and clerical personnel, (ii) assisting in obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, and (v) supervising custodial and other third-party services.

TRANSFER AGENT AND CUSTODIAN

State Street Bank & Trust Company, located at One Lincoln Street Boston, Massachusetts 02111, serves as the Fund’s transfer agent and custodian. The transfer agent facilitates the recording of Creation and Redemptions of Fund Shares in Creation Units. The custodian holds and administers the assets in the Fund’s portfolio.

DISTRIBUTOR

Paralel Distributors LLC (the “Distributor”) serves as the Fund’s principal underwriter. The Distributor is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1700 Broadway, Suite 1850, Denver, Colorado 80290.

INVESTING IN THE FUND

Determination of NAV

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the NYSE. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of the Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. The adviser serves as valuation designee of the Board to manage fair value pricing. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or the adviser believes it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the adviser, in accordance with the adviser’s valuation policies and procedures approved by the Board. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund’s portfolio securities may change on days when the Fund shareholder will not be able to purchase or sell his or her Shares.

Buying and Selling Exchange-Traded Shares

Authorized Participants (AP)

The Fund issues and redeems Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a Depository Trust Company (“DTC”) participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit. An Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Investors

Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities. As an ETF, the Fund does not receive a report identifying shareholders as all shares are held of record by DTC. Therefore, the Fund is unable to send information to shareholders directly. Rather, a shareholder’s broker or financial representative will provide account statements, information on distributions, annual and semi-annual tailored shareholder reports to shareholders.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because the Fund’s shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the bid-ask spread). Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website www.thewisdomfunds.com.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (“Securities Act”), may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Fund and the adviser may purchase and resell Fund shares pursuant to this Prospectus.

For More Information:

Existing Shareholders or Prospective Investors

Wisdom Short Duration Income ETF

c/o Paralel Technologies LLC

1700 Broadway, Suite 1850

Denver, Colorado 80290

Dealers

Wisdom Short Duration Income ETF

c/o Paralel Technologies LLC

1700 Broadway, Suite 1850

Denver, Colorado 80290

DISTRIBUTION OF SHARES

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees.

However, the Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act that allows it to pay for certain expenses related to the distribution of its shares (“12b-1 fees”), including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of Fund shares.

In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

FREQUENT TRADING POLICIES

The Board has evaluated the risks of frequent purchases and redemptions of Fund shares (“market timing”) activities by the Fund’s shareholders. The Board noted that Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.

With respect to trades directly with the Fund, which are expected to be in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. The Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades, these fees may increase reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

DISTRIBUTIONS

The Fund expects to declare and distribute substantially all of its net investment income, if any, to its shareholders as dividends monthly and its net realized capital gains at least annually.

Dividends and Distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.

The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Annual Statements

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

Avoid “Buying a Dividend”

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Dividend Reinvestment Service

Brokers may make available the Depository Trust Company book-entry dividend reinvestment service to their customers who own Fund Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.

FEDERAL TAXES

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders at least annually and net capital gains, if any, at least annually. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders, such as estates and trusts, whose gross income as adjusted or modified for tax purposes exceeds certain threshold amounts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment. Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains from non-U.S. investments of the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30% unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

Taxes When Shares are Sold on an Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited.

Taxes on Purchases and Redemptions of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging Authorized Participant’s basis in the cash paid for the Creation Units. However, an Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging Authorized Participant’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an Authorized Participant who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.

The information in this section “Tax Information” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund Share. The total returns in this table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request. During the Fund’s initial partial fiscal year (December 19, 2024, through July 31, 2025), the Fund operated as a traditional mutual fund rather than as an exchange traded fund.

SPEND LIFE WISELY FUNDS INVESTMENT TRUST WISDOM SHORT DURATION INCOME FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Period* Ended
	7/31/2025

Net Asset Value, At Beginning of Period	$100.00

Income From Investment Operations:
Net Investment Income**	3.06
Net Gain On Securities (Realized And Unrealized)	0.56
Total From Investment Operations	3.62

Distributions:
Net Investment Income	(2.69)
Total From Distributions	(2.69)

Net Asset Value, At End Of Period	$100.93

Total Return***	3.67	%(d)

Ratios/Supplemental Data:
Net Assets At End Of Period (Thousands)
Before Waivers	$364,358
Ratio Of Expenses To Average Net Assets	0.50	%(a)(c)
After Waivers
Ratio Of Expenses To Average Net Assets	0.40	%(b)(c)
Ratio Of Net Investment Income To Average Net Assets	4.94	%(c)
Portfolio Turnover	69.84	%(d)

* For the period December 19, 2024 (commencement of investment operations) to July 31, 2025.

** Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

*** Assumes reinvestment of dividends.

(a)  Expenses before waivers (excluding shareholder servicing fees of 0.00%) was 0.50%, for the period December 19, 2024 (commencement of investment operations) to July 31, 2025.

(b)  Expenses after waivers (excluding shareholder servicing fees of 0.00%) was 0.40%, for the period December 19, 2024 (commencement of investment operations) to July 31, 2025.

(c)  Annualized

(d)  Not annualized

DISCLAIMERS

Shares of the Fund are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

ADDITIONAL INFORMATION

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. Information about the Fund can be reviewed on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders including tailored shareholder reports and in Form N-CSR. In the Fund’s annual tailored shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. The SAI, the Fund’s annual and semi-annual reports to shareholders, and other information such as Fund financial statements are available, without charge, upon request, by calling at no cost 1-866-969-5885. You can also make inquires about the fund and obtain other information about the Fund by calling at no cost 1-866-969-5885. The Fund makes available its SAI, annual and semi-annual reports, and other information such as Fund financial statements, free of charge, on the Fund’s website at www.thewisdomfunds.com.

Investment Company Act file no. 811-22576.

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